Strawberry Fields REIT

NYSE American: “STRW”

Annual Shareholder Meeting May 1, 2025


Oak Lawn

2025 Strawberry Fields REIT Annual Shareholder Meeting Agenda

- Introductory remarks by Moishe Gubin CEO & Chairman of the Board
- Introduction of Board of Directors
- Introduction of Management
- Appointment of the Inspector of Elections
- Proposals:
    1. To elect six directors to hold office for a one-year term and until each of their successors are elected and qualified;
    2. To ratify the appointment of Hacker, Johnson & Smith, P.A. as our independent certified public accounting firm for the fiscal year ending December 31, 2025;
- Tabulation of votes
- Open Polls
- Presentation by CEO & Chairman
- Report of Inspector
- Questions from Shareholders
- Other Business
- Adjournment

STRAWBERRY FIELDS

2024 Strawberry Fields REIT Company Highlights

- Completed our first public offering since going Public in 2022.
  - Commenced an ATM program.
  - Issued 3.34 million shares through a marketed offering.
- Successfully issued a 5th bond offering in Israel.
  - Became duly listed on the NYSE/TASE and this was the first offering under Strawberry Fields REIT Inc.
- Grew the Company's shareholder base to over 4,000 individual shareholders.
- Traveled to 10+ conferences, nationwide, to meet new shareholders and present for the Company.
- Completed the acquisition of 17 skilled nursing and assisted living facilities for $130.1 million.
  - The Company entered into two new states.
  - Began relationships with 4 new Operators.
  - Reduced the affiliated tenant to ~50% of the portfolio.
- Re-tenanted the entire Kentucky Portfolio with a new tenant which commenced a 10-year, triple-net, master lease.
- Increased the quarterly dividend to $0.14 cents a share (4th increase since we made our first payment in December 2022).
- Company Growth/ Financial Highlights from YE 2023 → YE 2024
  - # of Facilities-107 → 124
  - Assets-$617mm → $788mm
  - Rental Income-$100mm → $117mm
  - AFFO-$53mm → $56mm
  - AEBITDA-$79mm → $91mm

STRAWBERRY FIELDS

Strawberry Fields REIT Balance Sheet



900,000
800,000
700,000
600,000
500,000
400,000
300,000
200,000
100,000
-
Total Assets
Real Estate Investment
Cash & Cash Equivalents
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024

CONSOLIDATED BALANCE SHEETS

(Amounts in $000's)	Year-End 2024	2023	Change	%
Assets				
Real estate investments, net	$ 609,058	518,314	90,744	17.5%
Cash and cash equivalents	48,373	12,173	36,200	297.4%
Restricted cash and equivalents	45,283	25,585	19,698	77.0%
Straight-line rent receivable, net	27,702	23,334	4,368	18.7%
Right of use lease assets	1,204	1,542	-338	-21.9%
Goodwill, other intangible assets and lease rights	27,947	8,604	19,343	224.8%
Deferred financing expenses	6,162	6,035	127	2.1%
Notes receivable, net	16,585	17,706	-1,121	-6.3%
Other assets	5,275	3,502	1,773	50.6%
Total Assets	**$ 787,589**	**616,795**	**170,794**	**27.7%**
Liabilities				
Accounts payable and accrued liabilities	$ 18,718	16,907	1,811	10.7%
Bonds, net	209,944	100,294	109,650	109.3%
Notes payable and other debt	460,591	436,192	24,399	5.6%
Operating lease liabilities	1,204	1,542	-338	-21.9%
Other liabilities	13,561	14,587	-1,026	-7.0%
Total Liabilities	**$ 704,018**	**569,522**	**134,496**	**23.6%**
Total Equity	$ 83,571	47,273	36,298	76.8%
Total Liabilities and Equity	**$ 787,589**	**616,795**	**170,794**	**27.7%**

Q1 2025 Strawberry Fields REIT Balance Sheet

CONSOLIDATED BALANCE SHEETS
(ESTIMATED)

(Amounts in $000's)	March 31, 2025	March 31, 2024	Change	%
Assets				
Real estate investments, net	$ 629,376	$ 511,120	$ 118,256	23.1%
Cash and cash equivalents	42,314	15,145	27,169	179.4%
Restricted cash and equivalents	28,772	23,586	5,186	22.0%
Straight-line rent receivable, net	29,159	24,302	4,857	20.0%
Right of use lease assets	1,117	4,413	-3,296	-74.7%
Goodwill, other intangible assets and lease rights	76,239	25,700	50,539	196.6%
Deferred financing expenses	5,961	5,874	87	1.5%
Notes receivable, net	16,348	17,280	-932	-5.4%
Other assets	5,560	7,500	-1,940	-25.9%
Total Assets	**$ 834,847**	**$ 634,920**	**$ 199,927**	**31.5%**
Liabilities				
Accounts payable and accrued liabilities	$ 14,736	$ 11,639	3,097	26.6%
Bonds, net	206,188	125,571	80,617	64.2%
Senior debt, net of discounts	457,322	433,345	23,977	5.5%
Notes payable and other debt	48,892	0	48,892	100.0%
Operating lease liabilities	1,117	4,413	-3,296	-74.7%
Other liabilities	19,400	11,728	7,672	65.4%
Total Liabilities	**$ 747,654**	**$ 586,696**	**$ 160,958**	**27.4%**
Total Equity	$ 87,193	$ 48,224	$ 38,969	80.8%
Total Liabilities and Equity	**$ 834,847**	**$ 634,920**	**$ 199,927**	**31.5%**

2024 Strawberry Fields REIT Income Statement



110,000
100,000
90,000
80,000
70,000
60,000
50,000
40,000
30,000
20,000
10,000
-
AFFO
Revenue
FFO
AFFO
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024

CONSOLIDATED STATEMENTS OF INCOME

(Amounts in $000's)		Year-End 2024	Year-End 2023	Change	%
Revenues					
Rental revenues	$	117,058	99,805	17,253	17.3%
Expenses:					
Depreciation	$	29,031	26,207	2,824	10.8%
Amortization		4,657	3,028	1,629	53.8%
Loss on real estate investment impairment		-	2,451	(2,451)	-100.0%
General and administrative expenses		6,851	5,662	1,189	21.0%
Property taxes		14,489	14,459	30	0.2%
Facility rent expenses		727	559	168	30.1%
Total expenses	$	55,755	52,366	3,389	6.5%
Income from operations		61,303	47,439	13,864	29.2%
Interest expense, net	$	(32,603)	(24,443)	(8,160)	33.4%
Amortization of deferred financing costs		(657)	(560)	(97)	17.3%
Mortgage insurance premium		(1,548)	(1,671)	123	-7.4%
Total interest expense	$	(34,808)	(26,674)	(8,134)	30.5%
Other Income/(Loss):					
Other Income/(Loss)		10	(521)	531	-101.9%
Net income	$	**26,505**	**20,244**	**6,261**	**30.9%**

Q1 2025 Strawberry Fields REIT Income Statement

CONSOLIDATED STATEMENTS OF INCOME
(ESTIMATED)

(Amounts in $000's)	Three Months Ended March 31, 2025	Three Months Ended March 31, 2024	Change	%
Revenues				
Rental revenues	$ 37,333	$ 27,834	9,499	34.1%
Expenses:				
Depreciation	$ 8,682	$ 7,194	$ 1,488	20.7%
Amortization	2,588	904	1,684	186.2%
General and administrative expenses	2,201	1,544	657	42.5%
Property taxes	3,651	3,714	-63	-1.7%
Facility rent expenses	149	193	-44	-23.0%
Provision for doubtful accounts	-144	-	-144	100.0%
Total expenses	$ 17,127	$ 13,549	$ 3,578	26.4%
Income from operations	$ 20,206	$ 14,285	$ 5,921	41.5%
Interest expense, net	-$12,636	-$7,732	-$4,904	63.4%
Amortization of deferred financing costs	-200	-161	-39	24.2%
Mortgage insurance premium	-387	-400	13	-3.2%
Total interest expense	-$13,223	-$8,293	-$4,930	59.5%
Other Income	$8	-	$8	100.0%
Net income	**$ 6,991**	**$ 5,992**	**$ 999**	**16.7%**

Facility Map & Investment Strategy



http://www.strawberryf...
http://www.strawberryf...
NEBRASKA
Omaha
IOWA
ILLINOIS
OHIO
Denver
United States
COLORADO
VIRGINIA
NORTH CAROLINA
Charlotte
Atlanta
SOUTH CAROLINA
MISSISSIPPI
ALABAMA
GEORGIA
NEW MEXICO
TEXAS
Houston
LOUISIANA
New Orleans
Jacksonville
Orlando
CHIHUAHUA

Investment Criteria & Growth Strategy

- 10% projected ROI
- 20% projected levered IRR over a 10-year investment horizon (initial term of the lease)
- 12% projected ROE at 50% LTV with 8% interest
- Acquisition of facilities in existing states, nearby (+/- 100 miles) to existing facilities.
- Acquisition of facilities in new states would require a portfolio in excess of 5 facilities.
- Expand the REIT's footprint with experienced operators.
- Focus on smaller deals that are typically off-market and not typically sought by larger REITs..

Facility Type Allocation



7.7%
1.5%
90.8%
SNF
ALF
LTACH

STRAWBERRY FIELDS

Facility Operator & State Diversification*



Base Rent by Related Consultant
Infinity of Illinois
12%
Infinity of Indiana
27%
Infinity of Tennessee
13%
Hill Valley HC
19%
Siena Healthcare
8%
Reliant Care Management
7%
Landmark
4%
Other
10%



Base Rent by State
Illinois
17%
Indiana
28%
Arkansas
8%
Tennessee
13%
Kentucky
19%
Missouri
7%
Texas
4%
Other
5%

- Reflects contractual rents as of January 2025 (inclusive of the Kansas Acquisition that closed on January 2nd)

Adjusted FFO Growth 2019 – 2024



12.6%
CAGR
60,000
50,000
40,000
30,000
20,000
10,000
0
AFFO
30,916
38,844
43,935
51,076
52,668
55,825
2019
2020
2021
2022
2023
2024

STRAWBERRY FIELDS

Adjusted EBITDA 2018 – 2024



100,000
90,000
80,000
70,000
60,000
50,000
40,000
30,000
20,000
10,000
-
AEBITDA
8.2% CAGR
48,942
61,045
66,607
67,344
73,790
79,342
90,632
2018
2019
2020
2021
2022
2023
2024

STRAWBERRY FIELDS

Base Rent* Growth 2018 - 2024



7.6%
CAGR
BASE RENT
120,000
100,000
80,000
60,000
40,000
20,000
-
61,621
72,763
75,323
77,738
82,158
86,839
104,386
2018
2019
2020
2021
2022
2023
2024

*Average Base Rent is calculated as the annual rents collected from tenants, including straight-line adjustments.

STRAWBERRY FIELDS

Assets Growth 2018 – 2024



900,000
800,000
700,000
600,000
500,000
400,000
300,000
200,000
100,000
-
REAL ESTATE INVESTMENT
6.2%
CAGR
625,249
633,632
686,168
686,168
798,338
844,154
2019
2020
2021
2022
2023
2024

STRAWBERRY FIELDS

*Average Base Rent is calculated as the annual rents collected from tenants, including straight-line adjustments.

Industry Leading Growth In AFFO

Significant AFFO Growth driven Accretive reinvestment of cash flow, scaling operations and utilizing HUD debt

Illustrative Reinvestment of Cash Flow

2024 AFFO	$56,825,000
Payout Ratio	**49.5%**
Retained Cash Flow	$27,635,000
Targeted Acquisition ROE	15.0%
Incremental AFFO	$4,228,000
Organic AFFO Growth	**7.6%**

AFFO/Share Growth[1]



12.7% CAGR
$0.61
$0.75
$0.82
$0.96
$1.02
$1.11
FY 2019
FY 2020
FY2021
FY 2022
FY 2023
FY 2024

1) 2019 and 2020 shares calculated based on number of membership units outstanding each year and assumed same conversion ratio as formation transaction

STRAWBERRY FIELDS

Historical STRW Stock Price



14.00
12.00
10.00
8.00
6.00
4.00
2.00
-
STOCK PRICE $/SHARE
10.30
10.00
8.69
8.25
8.00
7.99
6.80
7.06
6.95
7.04
7.03
6.88
6.33
7.00
7.63
7.72
7.79
7.94
7.95
9.05
10.83
11.41
11.47
11.85
12.69
12.66
12.66
10.54
11.20
11.72
11.91
9/30/2022
10/31/2022
11/30/2022
12/31/2022
1/31/2023
2/28/2023
3/31/2023
4/30/2023
5/31/2023
6/30/2023
7/31/2023
8/31/2023
9/30/2023
10/31/2023
11/30/2023
12/31/2023
1/31/2024
2/28/2024
3/31/2024
4/30/2024
5/31/2024
6/30/2024
7/31/2024
8/31/2024
9/30/2024
10/31/2024
11/30/2024
12/31/2024
1/31/2025
2/28/2025
3/31/2025

STRAWBERRY FIELDS

Debt Structure as of December 31, 2024

Debt Maturity



Years 1-5 Banks
Years 1-5 Bonds
Years 11-20 HUD
20+ HUD
29.4%
31.7%
12.0%
26.9%
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
30.0%
35.0%

HUD Guaranteed Debt
$262.1MM
Weighted average cost: 3.91%

Secured Bank Debt
$198.4MM
Interest rate: SOFR+3.5%

SF REIT LTD* Secured Bond Series C
$73.3MM
Interest rate: 5.70%

SF REIT LTD* Unsecured Bond Series D
$51.4MM
Interest rate: 9.10%

SF REIT INC* Unsecured Bond Series A
$88.5MM
Interest rate: 6.97%

*Since 2015 the Company has completed five issuances of bond debt on the Tel Aviv Stock Exchange, of which two have been paid off. The first four bonds were issued under the Strawberry Fields REIT LTD entity and the most recent issuance, Unsecured Bond Series A, was issued under Strawberry Fields REIT Inc.

STRAWBERRY FIELDS

Legal Disclaimer

Disclaimer

The information contained in this presentation does not purport to be all-inclusive and neither the Company nor any of its subsidiaries or their respective stockholders, affiliates, representatives, control persons, partners, members, managers, directors, officers, employees, advisers or agents make any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this presentation. You should consult with your own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein. To the fullest extent permitted by law, in no circumstances will the Company or any of its subsidiaries or their respective stockholders, affiliates, representatives, control persons, partners, members, managers, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith.

Forward-Looking Statements

Certain statements in this presentation are "forward-looking statements" within the meaning of the U.S. federal securities laws. Forward-looking statements provide our current expectations or forecasts of future events and are not statements of historical fact. These forward-looking statements include information about possible or assumed future events, including, among other things, discussion and analysis of our future financial condition, results of operations, FFO, our strategic plans and objectives, cost management, potential property acquisitions, anticipated capital expenditures (and access to capital), amounts of anticipated cash distributions to our stockholders in the future and other matters. Words such as "anticipates," "expects," "intends," "plans," "believes," "seeks," "estimates" and variations of these words and other similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond our control, are difficult to predict and/or could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements.

Forward-looking statements involve inherent uncertainty and may ultimately prove to be incorrect or false. You are cautioned to not place undue reliance on forward-looking statements. Except as otherwise may be required by law, we undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or actual operating results.

Factors that may cause actual results to differ materially from current expectations include, but are not limited to, various factors beyond management's control, risks, uncertainties and other factors described in the sections entitled "Risk Factors" and "Cautionary Note Regarding Forward-Looking Statements" in the Company's Form S-3/A filed with the Securities and Exchange Commission (the "SEC") on July 25, 2024. Nothing in this presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements in this presentation, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein and the risk factors of the Company described above. The Company undertakes no duty to update these forward-looking statements.

Legal Disclaimer



Use of Projections

This presentation contains projected financial information with respect to the Company. Such projected financial information constitutes forward-looking information and is for illustrative purposes only. The assumptions and estimates underlying such financial forecast information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties that could cause actual results to differ materially from those contained in such prospective financial information.

Disclaimer Regarding Non-GAAP Financial Measures

This presentation includes certain non-GAAP financial measures not based on generally accepted accounting principles. The Company presents non-GAAP financial measures when it believes that the additional information is useful and meaningful to investors.

The Company believes that net income as defined by GAAP is the most appropriate earnings measure. We also believe that funds from operations (“FFO”), as defined in accordance with the definition used by the National Association of Real Estate Investment Trusts (“NAREIT”), and adjusted funds from operations (“AFFO”) are important non-GAAP supplemental measures of our operating performance. Because the historical cost accounting convention used for real estate assets requires straight-line depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time. However, since real estate values have historically risen or fallen with market and other conditions, presentations of operating results for a REIT that use historical cost accounting for depreciation could be less informative. Thus, NAREIT created FFO as a supplemental measure of operating performance for REITs that excludes historical cost depreciation and amortization, among other items, from net income, as defined by GAAP. FFO is defined as net income, computed in accordance with GAAP, excluding gains or losses from real estate dispositions, plus real estate depreciation and amortization. AFFO is defined as FFO excluding the impact of straight-line rent, above-/below-market leases, non-cash compensation and certain non-recurring items. We believe that the use of FFO, combined with the required GAAP presentations, improves the understanding of our operating results among investors and makes comparisons of operating results among REITs more meaningful. We consider FFO and AFFO to be useful measures for reviewing comparative operating and financial performance because, by excluding the applicable items listed above, FFO and AFFO can help investors compare our operating performance between periods or as compared to other companies.

While FFO and AFFO are relevant and widely used measures of operating performance of REITs, they do not represent cash flows from operations or net income as defined by GAAP and should not be considered an alternative to those measures in evaluating our liquidity or operating performance. FFO and AFFO also do not consider the costs associated with capital expenditures related to our real estate assets nor do they purport to be indicative of cash available to fund our future cash requirements. Further, our computation of FFO and AFFO may not be comparable to FFO and AFFO reported by other REITs that do not define FFO in accordance with the current NAREIT definition or that interpret the current NAREIT definition or define AFFO differently than we do.

We believe that the use of FFO, AFFO, EBITDA and Adjusted EBITDA (which can be defined as EBITDA net of the effects of straight-line rent, gain/loss on currency translation costs and the effects of credit provision for doubtful accounts) are helpful to our investors as these metrics are used by management in assessing the health of our business and our operating performance. The non-GAAP financial measures set forth in this presentation are reconciliated to the most directly comparable GAAP measures in our annual report Form 10-K filed with the SEC on March 13, 2025. Such reconciliations are also available on our website at www.strawberryfieldsreit.com.

This presentation also contains estimates and other information concerning our industry that are based on industry publications, surveys and forecasts. This information involves a number of assumptions and limitations, and we have not independently verified the accuracy or completeness of the information. This presentation includes industry data obtained from publicly available third-party sources. The Company is not aware of any misstatements contained in such industry data, but it has not independently verified it and does not guarantee the accuracy or completeness of such information contained in this presentation.

No Offer

This presentation does not constitute an offer, or a solicitation of an offer, to buy or sell any securities, investment or other specific product, or a solicitation of any vote or approval, nor shall there be any sale of securities, investment or other specific product in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No public offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom. NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THIS PRESENTATION.

Legal Disclaimer

STRAWBERRY FIELDS

Moishe Gubin
Chairman & CEO
Mgubin@sfreit.com

Jeff Bajtner
Chief Investment Officer
Jbajtner@sfreit.com

6101 Nimtz Parkway South Bend, IN 46628
574.807.0800